Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Investor Relations:	Corporate

		Susan Wright	Communications:

		Greenfield	Melissa Gracey

		305-569-3449	305-817-8117

BankUnited Financial Corporation Receives Letter

from Nasdaq Relating to its Late Form 10-Q

CORAL GABLES, Fla.—May 21, 2009—On May 15, 2009, BankUnited Financial Corp. (the “Company”) received a non-compliance notice (the “May 15 Notice”) from the Nasdaq Stock Market (“Nasdaq”) stating that, because the Company did not timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2009 (the “Form 10-Q”), it does not comply with the rules for continued listing, including Rule 5250(c)(1), which require the Company to file with Nasdaq, on a timely basis, all reports and other documents required to be filed with the Securities and Exchange Commission (the “SEC”).

The Company received on December 17, 2008 a non-compliance notice from the Nasdaq in connection with its Form 10-K, and a similar non-compliance letter in connection with its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2008 (the “2009 First Quarter Form 10-Q”). On February 18, 2009, the Company submitted a plan to regain compliance through the filing of its Annual Report on Form 10-K for the period ended September 30, 2008 (the “2008 Form 10-K”) and the 2009 First Quarter Form 10-Q, and was granted 180 calendar days from the due date of the Form 10-K, or until June 15, 2009, to regain compliance for its delinquent filings. The May 15 Notice requires the Company to provide by June 1, 2009, an update to its original plan to regain compliance and restates the date of June 15, 2009 as the deadline for the filing of its 2008 Form 10-K and its Quarterly Reports on Forms 10-Q.

About BankUnited

BankUnited Financial Corp. is the holding company for BankUnited FSB, the largest banking institution headquartered in Florida.

Serving customers through 85 branches in 13 coastal counties of Florida, including Miami-Dade, Broward, Palm Beach, Martin, St. Lucie, Collier, Charlotte, Manatee, Hillsborough, Sarasota, Lee, Indian River and Pinellas, BankUnited offers a full spectrum of consumer and commercial banking products and services, including online products that can be accessed through http://www.bankunited.com. For additional information, call (877) 779-2265.

Forward-Looking Statements

This notice contains certain forward-looking statements, as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are statements that are not historical facts and, without limitation, include predictions, forecasts, indications or discussions of future results, performances or achievements. Certain statements including words such as: “will likely result,” “expect,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend,” “will,” “should,” “would,” “could,” “may,” “can,” “plan,” “target” and similar expressions, are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). In particular, statements relating to future actions, trends in the Company’s business, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings, are considered forward-looking statements. The Company claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements may include, but are not limited to, the estimates of the Company’s financial results for the 2008 fiscal year end and first fiscal quarter and second fiscal quarter of 2009; discussions concerning national and regional business and economic conditions; fiscal and monetary policies; changes in interest rates; deterioration in the general economy and the credit markets; changes in policy or discretionary decisions by the FHLB, the FDIC or the Federal Reserve; a reduced demand for credit; a decrease in deposit flows, loan demand or deposits or other customers; risks associated with residential mortgage lending or the decline in the housing market, including, without limitation, continued deterioration in credit quality, reduced real estate values and slower sales, interest rate changes, payment elections by borrowers of option ARM loans and deterioration in the ability of borrowers to repay their loans and other debts; uncertainty about the effectiveness of the U.S. Treasury’s Troubled Asset Relief Program Capital Purchase Program (“TARP”); competition from other financial service companies in the Company’s markets; potential or actual actions by regulators, including, without limitation, receivership based upon the Company’s inability to comply with the Consent Orders and the PCA Agreements requiring the Bank to have a certain level of capital ratios as of December 31, 2008 and May 5, 2009, respectively, new, changed or increased regulatory restrictions and the ability to comply with such restrictions; the outcome of existing and any new legal proceedings against the Company, including adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; changes in regulations, laws, policies or standards, including, among others, changes in accounting standards, guidelines and policies; volatility in the market price of the Company’s common stock; unfavorable conditions in the capital markets; the possible loss of key personnel; the possible inability to successfully implement strategic initiatives, and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, price, products and delivery of services; the possibility that the commercial loan, commercial real estate loan and consumer loan market may continue to deteriorate; the possible inability to successfully raise and maintain capital needed to continue operations; the outcome of tax audits; the issuance, redemption or deferral of payments on the Company’s debt or equity; the concentration of operations in Florida; reliance on other companies for products and services; and acts of terrorism, war, other man-made or natural disasters, including hurricanes, that may adversely affect the Company’s business and operations.

The Company is not able to make any assurances, including but not limited to any assurances that the increased rate of sale of foreclosed homes will continue in future periods; that the percentage of unsold homes in escrow or under negotiation will be representative of the number or percentage of homes sold in future periods; that the Company will be able to attract or maintain the needed complement of accounting personnel to remediate the material weaknesses in its internal control over financial reporting on a timely basis; that the Company will have adequate liquidity in future periods; that Company will be able to improve its capital position; or that the regulatory authorities will not take enforcement action against the Bank, such as placing the Bank into receivership.

Actual results or performance could differ from those implied or contemplated by forward-looking statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and are not historical facts or guarantees of future performance. Other factors that could cause actual results to differ materially are: (i) other risks and uncertainties described from time to time in the Company’s filings with the SEC; and (ii) other risks and uncertainties that have not been identified at this time. Information in this notice is solely as of the dates, and for the periods, indicated. The Company does not undertake, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, whether as the result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in or incorporated by reference into this report might not occur.